Ford Motor Credit Company
                                One American Road
                            Dearborn, Michigan 48126


                                                                  August 1, 2001


Ford Credit Floorplan Master Owner Trust A
c/o The Bank of New York, as Owner Trustee
101 Barclay Street
Floor 12E
New York, New York  10286
Attention:  Corporate Trust Department

                  Re: Ford Credit Floorplan Master Owner Trust A, Series 2001-1 Transaction

                  The purpose of this letter agreement is to confirm the terms and conditions of the Transaction entered into on the Trade Date specified below (the "Transaction") between Ford Motor Credit Company ("Party A") and Ford Credit Floorplan Master Owner Trust A ("Party B"). This letter agreement constitutes a "Confirmation," as referred to in the Master Agreement (as defined below), with respect to this Transaction.

1. This Confirmation is subject to and incorporates the 1991 ISDA Definitions (the "1991 Definitions") as supplemented by the 1998 Supplement to the 1991 ISDA Definitions (the "Supplement") (collectively the "Definitions"), each as published by the International Swaps and Derivatives Association, Inc. ("ISDA"). For these purposes, (i) all references in the 1991 Definitions to a "Swap Transaction" will be deemed to include Transactions under this Confirmation and the Master Agreement and (ii) all references in the 1991 Definitions to a "Business Day" will be deemed references to a Local Business Day under this Confirmation and the Master Agreement. In the event of any inconsistency between the 1991 Definitions and this Confirmation, this Confirmation will prevail.

         Terms used herein and not defined herein or in the 1991 ISDA Definitions will have the respective meanings assigned to them in the Series 2001-1 Indenture Supplement, dated as of August 1, 2001, between Party B and The Chase Manhattan Bank, as Indenture Trustee for Party B's Series 2001-1 Floating Rate Asset Backed Notes (the "Series 2001-1 Notes").

         This Confirmation supplements, forms a part of and is subject to the ISDA Master Agreement, dated as of August 1, 2001, between Party A and Party B (the agreement, as amended and supplemented from time to time, being referred to herein as the "Master Agreement"). All provisions contained in, or incorporated by reference to, the Master Agreement will govern the Transaction referenced in this Confirmation except as expressly modified herein.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

Party A:                               Ford Motor Credit Company.

Party B:                               Ford Credit Floorplan Master
                                       Owner Trust A

Notional Amount A:                     USD  2,904,500,000  on the  Effective
                                       Date and for any Payment  Date
                                       thereafter, USD 2,904,500,000 less all
                                       payments of principal to holders of
                                       Series 2001-1 Class A Notes through the
                                       immediately preceding "distribution
                                       date".

Notional Amount B:                     USD 95,500,000 on the Effective Date and
                                       for any Payment Date thereafter, USD
                                       95,500,000 less all payments of
                                       principal to holders of Series 2001-1
                                       Class B Notes through the immediately
                                       preceding "distribution date".

Trade Date:                            July 18, 2001

Effective Date:                        August 1, 2001

Termination Date:                      July 15, 2006 subject to adjustment in
                                       accordance with the Following Business
                                       Day Convention.

Party A Floating Amounts:

              Floating Rate Payer:     Party A.

              Floating Rate Payer
              Payment Dates:           September  15,  2001  and on the 15th day
                                       of each  month  thereafter until the
                                       Termination  Date, subject to the
                                       Following  Business Day Convention.

Floating Amounts payable by Party A hereunder will be comprised of the Party A:
Class A Note Floating Amount Payments plus the Party A: Class B Note Floating Amount Payments, as set forth below.

Party A: Class A Note Floating Amount Payments:

              Floating Amounts for
              the First Floating Rate
              Payer A Payment Date:    The product of (i) Notional Amount A,
                                       (ii) 1 month LIBOR on July 30, 2001 plus
                                       9 basis points from and including the
                                       Effective Date to but excluding the first
                                       Floating Rate Payer A Payment Date and
                                       (iii) the applicable Floating Rate A Day
                                       Count Fraction

              Reset Dates:             The first day of each Calculation Period.

              Reset Determination
              Date:                    Two "London business days" prior to the
                                       Reset Date.

              Calculation Period:      From the Floating Rate Payer A Payment
                                       Date through and including the day
                                       immediately  preceding the  following
                                       Floating Rate Payer A Payment Date.

              Floating Rate A:         USD-LIBOR-BBA.

              Designated Maturity:     1 month.

              Spread:                  Plus 9 basis points.

              Floating Rate A Day
              Count Fraction:          Actual/360

Party A: Class B Note Floating Amount Payments:

              Floating Amounts for
              the First Floating Rate
              Payer A Payment Date:    The product of (i) Notional Amount B,
                                       (ii) 1 month LIBOR on July 30, 2001 plus
                                       36 basis points from and including the
                                       Effective Date to but excluding the first
                                       Floating Rate Payer A Payment Date and
                                       (iii) the applicable Floating Rate A Day
                                       Count Fraction.

              Reset Dates:             The first day of each Calculation Period.

              Reset Determination
              Date:                    Two "London business days" prior to the
                                       Reset Date.

              Calculation Period:      From the Floating  Rate Payer A Payment
                                       Date  through and  including the day
                                       immediately  preceding the  following
                                       Floating Rate Payer A Payment Date.

              Floating Rate A:         USD-LIBOR-BBA.

              Designated Maturity:     1 month.

              Spread:                  Plus 36 basis points.

              Floating Rate A Day
              Count Fraction:          Actual/360

Party B Floating Amounts:

              Initial Exchange
              Amount:                  USD 19,728,000

              Initial Exchange
              Date:                    August 1, 2001

Notwithstanding anything to the contrary in the 1991 ISDA Definitions or the Master Agreement, on any Floating Rate Payer B Payment Date, Payer B will pay the lesser of the amounts due on such Floating Rate Payer B Payment Date under the Party B: First Floating Rate Swap and the Party B: Second Floating Rate Swap, each described below.

The Party B: First Floating Rate Swap has the following terms:

              Floating Rate Payer:     Party B.

              Floating Rate Payer B
              Period End Dates:        August  31,  2001,  and the last day of
                                       each month  thereafter  until June 30,
                                       2006.

              Floating Rate Payer B
              Payment Dates:           September 17, 2001, and thereafter
                                       Delayed Payment will apply and such
                                       Payment Dates will be the 15th day of
                                       each month thereafter until the
                                       Termination Date, subject to the
                                       Following Business Day Convention.

              Floating Amount for
              the First Floating
              Rate Payer B Payment
              Date: The product of (i) Notional Amount A plus Notional Amount B, (ii) the Weighted Average of the Prime Rate (as defined below) on the Reset Dates in the month of August 2001, (as if the Calculation Period were such month), and (iii) 30/360.

              Floating Rate B
              Option:                  The Prime Rate (as defined below).

              Designated Maturity:     1 month.

              Floating Rate B Day
              Count Fraction:          30/360

              Reset Dates:             Each  Friday  of  each  calendar  month,
                                       subject  to  the  Following Business Day
                                       Convention.

              Method of Averaging:     Weighted Average.

The Party B: Second Floating Rate Swap will have the following terms:

              Floating Rate Payer:     Party B

              Floating Rate Payer B
              Payment Dates:           September 17, 2001 and on the 15th day of
                                       each month thereafter until the
                                       Termination Date, subject to the
                                       Following Business Day Convention.

              Floating Amount for
              the First Floating Rate
              Payer B Payment Date:    The product of (i) Notional  Amount A
                                       plus Notional  Amount B, (ii) 1 month
                                       LIBOR on July 30, 2001, effective
                                       August 1, 2001, and (iii) 30/360.

              Reset Date:              The first day of each Calculation Period.

              Reset Determination
              Date:                    Two "London business days" prior to the
                                       Reset Date.

              Calculation Period:      From the Floating  Rate Payer B Payment
                                       Date  through and  including the day
                                       immediately  preceding the  following
                                       Floating Rate Payer B Payment Date.

              Floating Rate:           USD-LIBOR-BBA.

              Designated Maturity:     1 month.

              Spread:                  Not applicable.

              Floating Rate B Day
              Count Fraction:          30/360

3.      Account Details and
        Settlement Information:

Payments to Party A:                   The Chase Manhattan Bank, in favor of
                                       Ford Motor Credit Company's Treasurer's
                                       Account

Bank:                                  The Chase Manhattan Bank

ABA Number:                            021-000-021

Account Number:                        144008570

Party A Notice Address:                Ford Motor Credit Company
                                       One American Road
                                       Dearborn, Michigan 48126
                                       Attn: Securitization Operations Manager
                                       Facsimile No.: 313-322-3349

with a copy to:                        Ford Motor Credit Company
                                       One American Road
                                       Dearborn, Michigan 48121-1732
                                       Attn: Corporate Secretary
                                       Facsimile No.: 313-845-4294

Payments to Party B:                   The Chase  Manhattan  Bank in favor of
                                       Ford Credit  Floorplan  Master Owner
                                       Trust A

Bank                                   The Chase Manhattan Bank

ABA Number:                            021-000-021

Account Number:                        507951883

Party B Notice Address:                Ford Credit Floorplan Master Owner
                                       Trust A
                                       The Bank of New York, as Owner Trustee
                                       101 Barclay Street
                                       New York, New York 10286
                                       Attention: Corporate Trust Administration
                                       Facsimile No. 212-815-5544

with a copy to:                        Ford Motor Credit Company
                                       One American Road
                                       Dearborn, Michigan 48121-1732
                                       Attn: Corporate Secretary
                                       Facsimile No.: 313-845-4294

                                       The Chase Manhattan, as Indenture Trustee
                                       450 West 33rd Street, 14th Floor
                                       New York, New York 10001
                                       Attn: Michael A. Smith
                                       Facsimile No.: 212-946-8302/8552

4. "Prime Rate" will mean for a Reset Date the median of the rates of interest publicly announced effective on the second Thursday next preceding such Reset Date by each of Bank of America, N.A., Bank One, N.A., The Chase Manhattan Bank and Citibank, N.A. (and their respective successors) as its U.S. Dollar "prime rate" or "base rate" for that Reset Date, less 1.50% (i.e., 150 basis points). In the event any of the foregoing banks ceases to exist, then the parties will make such adjustments to the definition of Prime Rate as they agree are appropriate.

         Please confirm that the foregoing correctly sets forth the terms of our agreement by executing a copy of this Confirmation enclosed for that purpose and returning it to us. This Confirmation may be executed in several counterparts, each of which will be deemed an original but all of which together will constitute one and the same instrument.

                                    Very truly yours,

                                    FORD MOTOR CREDIT COMPANY


                                    By:     __________________________
                                    Name:   __________________________
                                    Title:  __________________________


Accepted and confirmed as of the date first above written:

FORD CREDIT FLOORPLAN MASTER OWNER TRUST A
By:  THE BANK OF NEW YORK, as Owner Trustee


     By:   __________________________
     Name: __________________________
     Title:__________________________